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                                      FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC 20549



                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 16, 1998

                          COMMISSION FILE NUMBER 0-230 17

                               CHOICETEL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MINNESOTA                                            41-1649949
  (STATE OF JURISDICTION OR                                IRS EMPLOYER ID NO.
INCORPORATION OF ORGANIZATION)

        9724 10TH AVE. NORTH, PLYMOUTH, MN                55441
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

REGISTRANT S TELEPHONE NUMBER, INCLUDING AREA CODE  612-544-1260

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ITEM 5.  OTHER EVENTS

     ChoiceTel Communications, Inc. announced third quarter results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:

99   Press release of November 16, 1998 a copy of which is filed herewith as
Exhibit A.

                                     Signatures
                                     ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHOICETEL COMMUNICATIONS, INC.
                              (Registrant)

Dated:    November 16, 1998          By \s\ Jack S. Kohler
                                     ---------------------
                                     Jack S. Kohler
                                     Vice President and Chief Financial Officer